NET QUOTA SHARE REINSURANCE AGREEMENT

NO. POR1238172

EFFECTIVE: JULY 1, 2017

between

FEDERATED NATIONAL INSURANCE COMPANY

Sunrise, Florida

and

SWISS REINSURANCE AMERICA CORPORATION

Armonk, New York

_______________________

*****Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

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NET QUOTA SHARE REINSURANCE AGREEMENT

NO. POR1238172

ARTICLE	CONTENTS	PAGE

	PREAMBLE	1
I	BUSINESS COVERED	1
II	EFFECTIVE DATE AND TERMINATION	3
III	TERRITORY	3
IV	RETENTION	4
V	DEFINITIONS	4
VI	EXCLUSIONS	8
VII	SPECIAL ACCEPTANCE	11
VIII	INTERNATIONAL TRADE CONTROLS
	AND ECONOMIC SANCTIONS	11
IX	REINSURANCE PREMIUM	11
X	SLIDING SCALE COMMISSION	12
XI	LOSSES, LOSS ADJUSTMENT EXPENSES
	AND SALVAGES	13
XII	REPORTS AND REMITTANCES	14
XIII	ACCESS TO RECORDS	17
XIV	TAXES	17
XV	OFFSET	17
XVI	DISPUTE RESOLUTION	17
XVII	INSOLVENCY	19
XVIII	AMENDMENTS	20
	SIGNATURES	21

ATTACHMENTS:	INSOLVENCY FUNDS EXCLUSION CLAUSE
	POOLS, ASSOCIATIONS AND SYNDICATES EXCLUSION CLAUSE
	POLLUTION AND SEEPAGE EXCLUSION CLAUSE
	NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE - U.S.A.
	NUCLEAR INCIDENT EXCLUSION CLAUSE - REINSURANCE - NO. 4
	POLLUTION LIABILITY EXCLUSION CLAUSE - REINSURANCE
	NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE - U.S.A.
	TERRORISM EXCLUSION CLAUSE (USA) – REINSURANCE (PROPERTY)
	TERRORISM EXCLUSION CLAUSE (USA) – REINSURANCE (CASUALTY)

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NET QUOTA SHARE REINSURANCE AGREEMENT

NO. POR1238172
(hereinafter referred to as the "Agreement")

between

FEDERATED NATIONAL INSURANCE COMPANY

Sunrise, Florida

(hereinafter referred to as the "Company")

and

SWISS REINSURANCE AMERICA CORPORATION
Armonk, New York
(hereinafter referred to as the "Reinsurer")

ARTICLE I - BUSINESS COVERED

A.        By this Agreement the Company obligates itself to cede to the Reinsurer and the Reinsurer obligates itself to accept from the Company a 10% Quota Share participation of the Company's Ultimate Net Liability for Policies in force as of July 1, 2017, and new and renewal Policies becoming effective on or after said date as respects losses occurring on or after July 1, 2017, subject to Paragraph B.  This Quota Share is subject to the maximum cession limits set forth below:

1.        Property Business

$100,000 each risk (10% share of the Company's Ultimate Net Liability of $1,000,000), but in no event shall the Reinsurer's liability from all risks in any one Loss Occurrence exceed ***** (10% of *****) during the term of this Agreement.

Notwithstanding the limits stated above, the Reinsurer's liability shall not exceed ***** (10% of *****) as respects all Loss Occurrences taking place during the term of this Agreement.

2.        Casualty Business

$100,000 each Policy each Loss Occurrence (10% share of the Company's Ultimate Net Liability of $1,000,000.)

B.        The cession percentage set forth in Paragraph A. of this Article may  be adjusted once during the Agreement Year, subject to the following:

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1.        The Company has provided the Reinsurer no less than 45 day's written notice prior to the end of any calendar quarter during the Agreement Year, of its desire to adjust the cession percentage prospectively.

2.        The adjusted cession percentage shall not be less than 10% nor greater than 20%.

3.        The cession adjustment is to take effect as respects in force, new and renewal business on a prospective basis on the last day of the calendar quarter in which such notice was given as respects Loss Occurrences taking place on or after such date;

4.        Such cession adjustment shall be at the election of the Company only if the Loss Ratio from Agreement inception through the end of the quarter in which such notice was given is less than or equal to 30%.

5.        If such Loss Ratio is greater than 30%, any such cession adjustment must be mutually agreed by both parties.

6.        Mutual agreement of the parties to any cession adjustment is evidenced by addendum to this Agreement signed by both parties.

For purposes of this Paragraph B., "Loss Ratio" shall mean the actual ratio of Incurred Losses to Earned Premiums from Agreement inception to the end of the calendar quarter for which calculation is being made.  The terms "Incurred Losses" and "Earned Premiums" shall be defined as they are under Article X  - Sliding Scale Commission, provided however, as respects Incurred Losses, there will be no Incurred But Not Reported ("IBNR") losses included.

C.        Loss Adjustment Expenses and any loss arising under this Agreement with respect to Loss In Excess of Policy Limits and Extra Contractual Obligations, as defined herein, shall be recovered in the same proportion as the contractual loss recoverable hereunder; provided such contractual loss plus Loss Adjustment Expenses, Loss In Excess of Policy Limits and Extra Contractual Obligations shall never exceed the maximum cession limit set forth under Paragraph A. above.

D.        This Agreement is solely between the Company and the Reinsurer, and nothing contained in this Agreement shall create any obligations or establish any rights against the Reinsurer in favor of any person or entity not a party hereto.

E.        The performance of obligations by both parties under this Agreement shall be in accordance with a fiduciary standard of good faith and fair dealing.

F.        Under this Agreement, the indemnity for reinsured loss applies only to the following Property and Casualty Business except as excluded under Article VI - Exclusions of this Agreement.

PROPERTY LINES OF BUSINESS

Homeowners (Section I only)

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Dwelling Fire (Section I only)

CASUALTY LINES OF BUSINESS

Homeowners (Section II only)

Dwelling Fire (Section II only)

ARTICLE II - EFFECTIVE DATE AND TERMINATION

A.        This Agreement shall become effective at 12:01 a.m., Eastern Standard  Time, July 1, 2017, and shall terminate at 12:01 a.m., Eastern Standard  Time on July 1, 2018.

B.       Upon termination of this Agreement:

1.         All reinsurance hereunder shall be automatically cancelled as of the date of termination and the Reinsurer shall be released of all liability as respects losses occurring on or after the date of termination.  The Reinsurer shall return to the Company the unearned premiums on the business in force hereunder at the date of termination, less the commission allowed thereon.

2.         Alternatively, at the Company's option, and provided written notice of the Company's election of such option is given to the Reinsurer by certified mail, electronic mail or by a courier service each producing evidence of receipt by the Reinsurer prior to the date of termination, this Agreement will terminate on a "Run-off" basis and the Reinsurer shall be liable for losses occurring on or after to the date of termination for all Policies covered hereunder and in force at the date of termination of this Agreement until their natural expiry, cancellation or next anniversary of such business, whichever first occurs; but in no case shall the Reinsurer be liable for losses occurring more than 12 months after the termination date unless the Company is required by statute or regulation to continue coverage on a Policy.  In such case, the Reinsurer shall continue to be liable for losses occurring subsequent to the date of termination until the earliest date on which the Company may cancel such Policy.  The Reinsurer shall return to the Company the unearned premiums, if any, less commissions applicable, for the unexpired periods.

ARTICLE III – TERRITORY

As respects Property Business, this Agreement applies to risks located in Florida.

As respects Casualty Business, the Agreement applies to Policies issued by the Company within Florida and shall apply to losses covered hereunder wherever occurring.

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ARTICLE iV - RETENTION

A.        The Company warrants that it shall retain net for its own account and not reinsure in any way, 90% of its Ultimate Net Liability.

B.        In the event there is a cession adjustment pursuant to Paragraph B. of Article I – Business Covered, the Company's net retention shall be revised to reflect the difference between the revised cession percentage and 100% as of the effective date of the change.

ARTICLE V – DEFINITIONS

A.        AGREEMENT YEAR

"Agreement Year" shall mean the 12 month period commencing July 1, 2017 and continuing through  June 30, 2018.

B.        DECLARATORY JUDGMENT EXPENSES

"Declaratory Judgment Expenses" shall mean all legal expenses incurred in the representation of the Company in litigation brought to determine the Company's defense and/or indemnification obligations that are allocable to any specific claim or loss applicable to Policies subject to this Agreement.  In addition, the Company shall promptly notify the Reinsurer of any Declaratory Judgment Expenses subject to this Agreement.

C.        EXTRA CONTRACTUAL OBLIGATIONS

1.         "Extra Contractual Obligations" are defined as those liabilities not covered under any other provision of this Agreement and which arise from the handling of any claim on business covered hereunder, such liabilities arising because of, but not limited to, the following: failure by the Company to settle within the Policy limit, or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or in the preparation or prosecution of an appeal consequent upon such action.

2.         The date on which an Extra Contractual Obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original accident, casualty, disaster or loss occurrence.

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3.         However, coverage hereunder as respects Extra Contractual Obligations shall not apply where the loss has been incurred due to the fraud of a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

4.         Recoveries, collectibles or retention from any other form of insurance or reinsurance including deductibles or self-insured retention which protect the Company against Extra Contractual Obligations, whether collectible or not, shall inure to the benefit of the Reinsurer and shall be deducted from the total amount of Extra Contractual Obligations for purposes of determining the loss hereunder.

5.         If any provision of this paragraph shall be rendered illegal or unenforceable by the laws, regulations or public policy of any jurisdiction, such provision shall be considered void in such jurisdiction, but this shall not affect the validity or enforceability of any other provision of this Article or the enforceability of such provision in any other jurisdiction.

D.        GROSS PREMIUMS WRITTEN

"Gross“ shall mean the written premiums for subject business less return premiums.

E.        LOSS ADJUSTMENT EXPENSES

"Loss Adjustment Expenses" shall mean all expenses paid by the Company in connection with the investigation, settlement, defense or litigation, including court costs and postjudgment interest, of any claim or loss which is the subject matter of Policies covered under this Agreement and shall include Declaratory Judgment Expenses.  However, "Loss Adjustment Expenses" shall not include the salaries and expenses of Company employees, office expenses, and other overhead expenses.

F.        LOSS IN EXCESS OF POLICY LIMITS

1.         "Loss in Excess of Policy Limits" is defined as loss in excess of the limit of the original Policy, such loss in excess of the limit having been incurred because of failure by the Company to settle within the Policy limit or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or in the preparation or prosecution of an appeal consequent upon such action.

2.         However, this paragraph shall not apply where the loss has been incurred due to fraud by a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

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3.         For the purposes of this paragraph, the word "loss" shall mean any amounts which the Company would have been contractually liable to pay had it not been for the limit of the original Policy.

4.         With respect to coverage provided under this paragraph, recoveries from any insurance or reinsurance other than this Agreement, whether collectible or not, shall be deducted to arrive at the amount of the Company's Ultimate Net Liability.

G.       loss occurrence

As respects Property Business covered under this Agreement:

1.         The term "Loss Occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the state of Florida.  However, the duration and extent of any one Loss Occurrence shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event except that the term "Loss Occurrence" shall be further defined as follows:

a.         As regards windstorm, other than Named Windstorms, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of 120 consecutive hours arising out of and directly occasioned by the same event.

b.         As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company, occurring during any period of 72 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event.  The maximum duration of 72 consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive hours during the continued occupation of an assured's premises by strikers, provided such occupation commenced during the aforesaid period.

c.         As regards earthquake (the epicentre of which need not necessarily be within the territorial confines referred to in the opening paragraph of this Article) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Company's Loss Occurrence.

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d.         As regards Freeze, only individual losses directly occasioned by collapse, breakage of glass and water damage (including but not limited to those caused by freezing and/or melting of ice, snow and sleet, or ice damming on a structure or bursting of frozen pipes and tanks) may be included in the Company's Loss Occurrence.

2.         For all Loss Occurrences the Company may choose the date and time when any such period of consecutive hours commences provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss and provided that only one such period of 168 consecutive hours shall apply with respect to one event except for those Loss Occurrences referred to in a. and b. above, where only one such period of 72 consecutive hours shall apply with respect to one event, regardless of the duration of the event.

3.         No individual losses occasioned by an event that would be covered by 72 hours clauses may be included in any Loss Occurrence claimed under the 168 hours provision.

As respects Casualty Business covered under this Agreement:

"Loss Occurrence" shall mean any accident or occurrence or series of accidents or occurrences arising out of any one event and happening within the term and scope of this Agreement.

H.       Named WINDStorms

"Named Windstorms" shall mean a storm and all other atmospheric perils arising out of such storm that are identified and named as a Tropical Storm or Hurricane by the National Hurricane Center of the National Weather Service, operated by the National Oceanographic Administration of the U.S. Government ("NHC").  The duration of such Named Windstorm shall be  deemed to be as follows:

1.         Beginning at the time a Named Windstorm warning is issued  by the NHC for any part of each state in which the Company writes the business reinsured hereunder;

2.         Continuing  for the time period which the Named Windstorm conditions exist anywhere in such state; and

3.         Ending 72 hours following termination of the last Named Windstorm warning by NHC for any part of such state.

I.        Policies

"Policies" shall mean each of the Company's binders, policies and contracts of insurance on the business covered hereunder.

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J.        RISK

The Company shall be the sole judge of what constitutes one risk provided, however, that:

1.         A risk shall never be less than all insurable values within exterior walls and under one roof regardless of fire divisions, the number of Policies involved, and whether there is a single, multiple or unrelated named insureds involved in such risk.

2.         When two or more buildings are situated at the same general location, the Company shall identify on its records at the time of acceptance by the Company, those individual buildings and all insurable values contained therein that are considered to constitute each risk.  If such identification is not made, each building and all insurable values contained therein shall be considered to be a separate risk.

3.         A risk shall be determined from the standpoint of the predominant peril and such peril shall be noted in the Company's records.

K.        ULTIMATE NET LIABILITY

"Ultimate Net Liability" shall mean the remaining portion of the Company's gross liability on each Policy reinsured under this Agreement after deducting recoveries from all other reinsurance, whether specific or general and whether collectible or not.

ARTICLE vi - EXCLUSIONS

I.        AS RESPECTS PROPERTY BUSINESS COVERED UNDER THIS AGREEMENT

THIS AGREEMENT DOES NOT COVER:

A.        THE FOLLOWING GENERAL CATEGORIES

1.         All Lines of Business not specifically listed in Article I - Business Covered.

2.         Reinsurance assumed.

3.         Ex-gratia Payments.

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4.         Loss or damage occasioned by war, invasion, revolution, bombardment, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, martial law, or confiscation by order of any government or public authority, but not excluding loss or damage which would be covered under a standard form of Policy containing a standard war exclusion clause.

5.         Insolvency Funds as per the attached Insolvency Funds Exclusion Clause, which is made part of this Agreement.

6.         Pool, Syndicate and Association business as per the attached Pools, Associations and Syndicates Exclusion Clause, which is made part of this Agreement.

7.         Any statutory or regulatory fine or penalty imposed upon the Company on account of any unfair trade or claim practice.

B.        THE FOLLOWING PERILS

1.         Flood and/or Earthquake when written on a stand-alone basis.

2.         Pollution and Seepage as per the attached Pollution and Seepage Exclusion Clause which is made part of this Agreement.

3.         Nuclear Incident Exclusion Clauses which are attached and made part of this Agreement:

a.         Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance - U.S.A.

b.         Nuclear Incident Exclusion Clause - Reinsurance - No. 4.

4.         a.         Loss, damage or expense of whatsoever nature caused directly or indirectly by any of the following, regardless of any other cause or event contributing concurrently or in any other sequence to the loss: nuclear reaction or radiation, or radioactive contamination, however caused.

b.         However, if nuclear reaction or radiation, or radioactive contamination results in fire it is specifically agreed herewith that this Agreement will pay for such fire loss or damage subject to all of the terms, conditions and limitations of this Agreement.

c.         This exclusion shall not apply to loss, damage or expense originating from and occurring at risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Company to be the primary hazard.

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5.         Terrorism as per the attached Terrorism Exclusion Clause (USA) – Reinsurance (Property), which is made part of this Agreement.

6.         Loss, damage or expense of whatsoever nature arising from Named Windstorms.

II.        AS RESPECTS CASUALTY BUSINESS COVERED UNDER THIS AGREEMENT

THIS AGREEMENT DOES NOT COVER:

1.         All Lines of Business not specifically listed in Article I - Business Covered.

2.         Ex-gratia payments.

3.         Loss or damage caused directly or indirectly by: (a) enemy attack by armed forces including action taken by military, naval or air forces in resisting an actual or an immediately impending enemy attack; (b) invasion; (c) insurrection; (d) rebellion; (e) revolution; (f) intervention; (g) civil war; and (h) usurped power.

4.        Reinsurance assumed by the Company.

5.         Business derived from any Pool, Association, including Joint Underwriting Association, Syndicate, Exchange, Plan, Fund or other facility directly as a member, subscriber or participant, or indirectly by way of reinsurance or assessments.

6.         Pollution Liability as per the attached Pollution Liability Exclusion Clause - Reinsurance.

7.         Insolvency Funds as per the attached Insolvency Funds Exclusion Clause.

8.         Nuclear Incident Exclusion Clauses which are attached and made part of this Agreement:

a.        Nuclear Incident Exclusion Clause - Liability - Reinsurance - U.S.A.

b.        Nuclear Incident Exclusion Clause - Reinsurance - No. 4.

9.         Any statutory or regulatory fine or penalty imposed upon the Company on account of any unfair trade or claim practice.

10.       Terrorism as per the attached Terrorism Exclusion Clause (USA) – Reinsurance (Casualty), which is made part of this Agreement.

11.       Any actual or alleged liability whatsoever for any claim or claims in respect of loss or losses, directly or indirectly arising out of, resulting from, or in consequence of asbestos, in whatever form or quantity.

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ARTICLE viI - SPECIAL ACCEPTANCE

Risks and/or Policies which are beyond the terms, conditions or limitations of this Agreement may be submitted to the Reinsurer for special acceptance hereunder; and such risks and/or Policies, if accepted in writing by the Reinsurer, shall be subject to all of the terms, conditions and limitations of this Agreement, except as modified by the special acceptance.  Premiums and losses derived from any special acceptance shall be included with other data for purposes of this Agreement.

ARTICLE VIII - INTERNATIONAL TRADE CONTROLS AND ECONOMIC SANCTIONS

No Reinsurer shall be deemed to provide cover and no Reinsurer shall be liable to pay any claim or pay any benefit hereunder to the extent that the provision of such cover, payment of such claim or provision of such benefit would expose that Reinsurer to any sanction, prohibition or restriction under United Nations resolutions or the trade or economic sanctions, laws or regulations of any jurisdiction applicable to that Reinsurer.

ARTICLE IX - REINSURANCE PREMIUM

A.        The Company shall cede to the Reinsurer 10% of the Company's unearned premiums on its Ultimate Net Liability in force as of July 1, 2017 on the business covered hereunder.

B.        The Company shall cede to the Reinsurer 10% of the Company's Gross  Premiums  Written applicable to new and renewal Policies becoming effective on or after July 1, 2017, with respect to its  Ultimate Net Liability on the business covered hereunder.

C.        The Reinsurer will allow the Company an allowance for other reinsurance equal to ***** of the premiums ceded under Paragraphs A. and B. above.  Other reinsurance includes but is not limited to Property Per Risk Reinsurance, Florida Hurricane Catastrophe Mandatory Coverage Layer and Property Catastrophe Excess of Loss Reinsurance.

D.        In the event there is a cession adjustment pursuant to Paragraph B. of Article I – Business Covered, the percentage of the Company's Gross Premiums Written to be ceded to the Reinsurer commencing on the  effective date of  such cession change shall be the newly revised cession percentage and any resulting difference in unearned premiums shall be debited or credited to the appropriate party.

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article x – SLIDING SCALE COMMISSION

A.        The Reinsurer shall make to the Company a provisional commission allowance of ***** of the Gross Premiums Written ceded hereunder.  Such provisional commission allowance shall also apply to  the Company's unearned premiums ceded hereunder as respects business in force as of July 1, 2017. The Company shall debit the Reinsurer with the provisional commission allowance; such provisional commission shall be adjusted as provided hereafter.  On all return premiums the Company shall return to the Reinsurer the provisional commission allowance of 30.60%. Such commission allowance includes provision for all brokerage and commission, premium taxes of all kinds, all board, bureau and exchange assessments and any other expenses whatsoever except Loss Adjustment Expenses.

B.        The adjusted commission allowance which the Reinsurer shall make to the Company shall be in accordance with the following formula and computed and paid on Earned Premiums.  All intermediate and final calculations shall be rounded to two decimal places.

If the actual ratio of Incurred	The adjusted com mission
Losses to Earned Premiums is:	shall be:

***** or less	***** Maximum

Higher than ***** but	***** less ***** of
not exceeding *****	the difference between
the actual loss ratio
and *****

***** or higher	***** Minimum

C.        The term "Incurred Losses" means all losses and Loss Adjustment Expenses paid less recoveries, including salvage and subrogation, during the current Period for which computation is being made plus all losses and Loss Adjustment Expenses outstanding at the end of the current Period plus a reserve for IBNR losses at the end of the current Period, as determined by the Company, less all losses and Loss Adjustment Expenses outstanding and IBNR, determined by the Company, at the close of the preceding period.

D.        The term "Earned Premiums" means the total of the Gross Premiums Written, ceded during the current Period plus the unearned premiums as respects premiums in force at the beginning of such Period, less the unearned premiums at the close of the current Period, provided that in the event of a Run-off termination, only those unearned premiums applicable to any  unexpired periods shall be deducted.

Said unearned premiums to be calculated on an actual daily basis or in accordance with the Company's methodology, as agreed.

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E.        The term "Period" means the actual time covered by each adjustment of commission.

F.        Within 90 days after the close of each Period, the Reinsurer shall calculate the commission adjustment on the Earned Premiums during the Period. The first adjustment of commission shall be made as of September 30, 2018, for the Period from July 1, 2017, through June 30, 2018 and annually thereafter.  If the adjusted commission on the Earned Premiums during the Period exceeds the provisional commission already allowed on the Earned Premiums, the Reinsurer shall pay the difference to the Company.  If the provisional commission already allowed on the  Earned Premiums exceeds the adjusted commission on the Earned Premiums, the difference shall be refunded by the Company to the Reinsurer.  In addition, the difference in commission adjustment shall be paid by the debtor party within 30 days after the Company's verification of the Reinsurer's calculations.

G.        In the event reserves for losses and Loss Adjustment Expenses used in any previous calculation of adjusted commission shall have been underestimated or overestimated, as proven by subsequent developments, such previous calculations shall be revised at the request of either party.  The Company shall refund to the Reinsurer, or the Reinsurer shall pay to the Company, such amount as will give effect to the revision(s).

H.        After the first commission adjustment, as noted in Paragraph F. above, all subsequent adjustments of commission shall be made every September 30th until the expiration of all liability and the settlement of all losses covered under this Agreement.

ARTICLE XI - LOSSES, LOSS ADJUSTMENT EXPENSES AND SALVAGES

A.        The Reinsurer shall pay its pro rata share of losses including prejudgment interest paid by the Company arising under Policies covered under this Agreement, subject to Article I – Business Covered, and the Reinsurer shall benefit proportionately in all recoveries, including salvage and subrogation.

B.        The Reinsurer shall pay its pro rata share of Loss Adjustment Expenses paid by the Company, subject to Article I – Business Covered.

C.        The Company shall have the responsibility to investigate, defend or negotiate settlements of all claims and lawsuits related to Policies written by the Company and reinsured under this Agreement.  The Reinsurer, at its own expense, may associate with the Company in the defense of any claim, suit or other proceeding which involves or is likely to involve the reinsurance provided under this Agreement, and the Company shall cooperate in every respect in the defense of any such claim, suit or proceeding.

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ARTICLE XII - REPORTS AND REMITTANCES

A.         The Company shall provide the Reinsurer with a quarterly account and bordereaux, as well as quarterly and annual reports, in accordance with the provisions set forth in Paragraphs C., E., F. and G. below.

B.         Portfolio Assumption - Within 45 days after July 1, 2017, the Company shall pay to the Reinsurer the Reinsurer's pro rata share of the Company's unearned premium reserve segregated by Line of Business on the business in force as of said date.

C.         Quarterly Account - Within 30 days after the close of each calendar quarter, the Company shall forward a quarterly account summarizing the following transactions under this Agreement during such quarter:

1.         Gross Premiums Written ceded segregated by Line of Business specifically identifying the current cession rate in the event there has been a cession change pursuant to Paragraph B. of Article I – Business Covered;

2.         30% allowance for reinsurance;

3.         Provisional Commissions;

4.         Loss and Loss Adjustment Expenses paid less recoveries, including salvage and subrogation, segregated by Line of Business, by year of loss.

The balance due either party shall be paid within 45 days after the close of each for the transactions during such quarter.

D.         In respect of Paragraph C. above:

1.         All quarterly Account Statements shall be sent to the Reinsurer at:

a.         E-Mail/Word, Excel, PDF, or TIF Formats, or other scanned documents:

*****, or

b.         Standard Mail:

Swiss Reinsurance America Corporation

P.O. Box 74008504

Chicago, IL  60674-8504

2.         All checks and supporting documentation shall be sent to the Reinsurer through one of the options set forth below and shall identify the applicable Reinsurer Agreement Number(s):

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a.        WIRE TRANSFER

(i)         All wires shall be sent to:

Bank of America

655 Grant Street

Concord, CA  94520

Account Name:  Swiss Reinsurance America Corporation

Account Address:  175 King Street Armonk, NY  10504

Account Number:  *****

Wire ABA Number:  *****

ACH ABA Number:  *****

SWIFT:  *****

(ii)        All supporting documentation shall be sent to:

(a)       E-Mail/Word, Excel, PDF, or TIF Formats, or other scanned documents:

*****, or

(b)       Standard Mail:

Swiss Reinsurance America Corporation

P.O. Box 74008504

Chicago, IL  60674-8504

b.         Courier or Overnight Carrier

Both checks and supporting documentation shall be sent to:

Bank of America Lockbox Services

Swiss Reinsurance America Corporation

540 West Madison, 4th Floor

Chicago, IL  60661

Re:  Lockbox 8504

c.         STANDARD MAIL

Both checks and supporting documentation shall be sent to:

Swiss Reinsurance America Corporation

P.O. Box 74008504

Chicago, IL  60674-8504

E.         Premium Bordereau as respects each Policy covered under this Agreement - Within 30 days after the close of each quarter, the Company shall submit a premium bordereau to the Reinsurer segregated by underwriting year, the following information as respects each Policy covered under this Agreement:

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1.        Name of Insured,

2.        Policy Number,

3.        Effective and Expiration Dates,

4.        Line of Business.

F.         Loss Bordereau as respects each Policy covered under this Agreement - Within 30 days after the close of each quarter, the Company shall submit a loss bordereau to the Reinsurer segregating by underwriting year of loss the following information as respects each loss covered under this Agreement:

1.       Name of Insured,

2.       Policy Number,

3.       Policy Limits,

4.       Effective and Expiration Dates,

5.       Claim Number,

6.       Date of Loss,

7.       Line of Business.

G.         Quarterly Report - The Company shall furnish the Reinsurer within 30 days after the close of each quarter the following information as respects the business ceded hereunder:

1.         Unearned premium reserves segregated by Line of Business at the end of the quarter and calculated on the actual daily basis or in accordance with the Company's methodology, as agreed.

2.         Estimated loss and Loss Adjustment Expense reserves outstanding at the end of the quarter segregated by Line of Business, by year of loss.

H.         Annual Report - The Company shall furnish the Reinsurer, within 45 days after the termination date of this Agreement, and annually thereafter, a summary of the business ceded hereunder:

1.      Gross Premiums Written ceded from inception to date, segregated by Line of Business; provided that in the event there was a cession change under the Agreement, pursuant to Paragraph B. of Article I- Business Covered, such report shall provide separately the Gross Premiums Written ceded during the year as respects the initial 10% cession and the Gross Premiums Written ceded during the year as respects the revised cession percentage, specifically identifying the new percentage.

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2.      Unearned premium reserves segregated by Line of Business;

3.      Losses and Loss Adjustment Expenses paid, less recoveries, including salvage and subrogation, from inception to date;

4.      Losses and Loss Adjustment Expenses outstanding, segregated by Line of Business;

5.      IBNR, as determined by the Company, as of each June 30th.

ARTICLE XIII - ACCESS TO RECORDS

The Reinsurer or its duly authorized representatives shall have the right to examine, at the offices of the Company at a reasonable time, during the currency of this Agreement or anytime thereafter, all books and records of the Company relating to business which is the subject of this Agreement.

ARTICLE XIV - TAXES

The Company shall be liable for all taxes on premiums paid to the Reinsurer under this Agreement, except income or profit taxes of the Reinsurer, and shall indemnify and hold the Reinsurer harmless for any such taxes which the Reinsurer may become obligated to pay to any local, state or federal taxing authority.

ARTICLE XV - OFFSET

Each party to this Agreement together with their successors or assigns shall have and may exercise, at any time, the right to offset any balance or balances due the other (or, if more than one, any other).  Such offset may include balances due under this Agreement regardless of whether such balances arise from premiums, losses or otherwise, and regardless of capacity of any party, whether as assuming insurer and/or ceding insurer, under the various agreements involved; provided however, that in the event of insolvency of a party hereto, offsets shall only be allowed in accordance with the provisions of any applicable Florida law, statute or regulation governing such offset.

ARTICLE XVI - DISPUTE RESOLUTION

Part I - Choice Of Law And Forum

Any dispute arising under this Agreement shall be resolved in the State of Florida, and the laws of the State of Florida shall govern the interpretation and application of this Agreement.

Part II – Mediation

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If a dispute between the Company and the Reinsurer, arising out of the provisions of this Agreement or concerning its interpretation or validity and whether arising before or after termination of this Agreement has not been settled through negotiation, both parties agree to try in good faith to settle such dispute by nonbinding mediation, before resorting to arbitration.

Part III - Arbitration

A.          Resolution of Disputes - As a condition precedent to any right of action arising hereunder, any dispute not resolved by mediation between the Company and the Reinsurer arising out of the provisions of this Agreement or concerning its interpretation or validity, whether arising before or after termination of this Agreement, shall be submitted to arbitration in the manner hereinafter set forth.

B.          Composition of Panel - Unless the parties agree upon a single arbitrator within 15 days after the receipt of a notice of intention to arbitrate, all disputes shall be submitted to an arbitration panel composed of two arbitrators and an umpire chosen in accordance with Paragraph C. hereof.

C.          Appointment of Arbitrators - The members of the arbitration panel shall be chosen from disinterested persons with at least 10 years' experience in the insurance and reinsurance business.  Unless a single arbitrator is agreed upon, the party requesting arbitration (hereinafter referred to as the "claimant") shall appoint an arbitrator and give written notice thereof by certified mail or by a courier service producing evidence of receipt by the receiving party, to the other party (hereinafter referred to as the "respondent") together with its notice of intention to arbitrate.  Within 30 days after receiving such notice, the respondent shall also appoint an arbitrator and notify the claimant thereof by certified mail or by a courier service producing evidence of receipt by the receiving party.  Before instituting a hearing, the two arbitrators so appointed shall choose an umpire.  If, within 20 days after the appointment of the arbitrator chosen by the respondent, the two arbitrators fail to agree upon the appointment of an umpire, each of them shall nominate three individuals to serve as umpire, of whom the other shall decline two and the umpire shall be chosen from the remaining two by drawing lots.  The name of the individual first drawn shall be the umpire.

D.          Failure of Party to Appoint an Arbitrator - If the respondent fails to appoint an arbitrator within 30 days after receiving a notice of intention to arbitrate, the claimant's arbitrator shall appoint an arbitrator on behalf of the respondent, such arbitrator shall then, together with the claimant's arbitrator, choose an umpire as provided in Paragraph C. of Part III of this Article.

E.          Submission of Dispute to Panel – Within 30 days after the notice of appointment of all arbitrators, the panel shall meet, and determine a timely period for discovery, discovery procedures and schedules for hearings.

F.          Procedure Governing Arbitration - All proceedings before the panel shall be informal and the panel shall not be bound by the formal rules of evidence.  The panel shall have the power to fix all procedural rules relating to the arbitration

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proceeding. In reaching any decision, the panel shall give due consideration to the customs and usages of the insurance and reinsurance business.

G.          Arbitration Award - The arbitration panel shall render its decision within 60 days after termination of the proceeding, which decision shall be in writing, stating the reasons therefor.  The decision of the majority of the panel shall be final and binding on the parties to the proceeding. In no event, however, will the panel be authorized to award punitive, exemplary or consequential damages of whatsoever nature in connection with any arbitration proceeding concerning this Agreement.

H.          Cost of Arbitration - Unless otherwise allocated by the panel, each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other parties the expense of the umpire and the arbitration.

ARTICLE XVII - INSOLVENCY

A.        In the event of insolvency of the Company, the reinsurance provided by this Agreement shall be payable by the Reinsurer on the basis of the liability of the Company as respects Policies covered hereunder, without diminution because of such insolvency, directly to the Company or its liquidator, receiver, conservator or statutory successor except as provided in Sections 4118(a)(1)(A) and 1114(c) of the New York Insurance Law.

B.        The Reinsurer shall be given written notice of the pendency of each claim or loss which may involve the reinsurance provided by this Agreement within a reasonable time after such claim or loss is filed in the insolvency proceedings.  The Reinsurer shall have the right to investigate each such claim or loss and interpose, at its own expense, in the proceedings where the claim or loss is to be adjudicated, any defense which it may deem available to the Company, its liquidator, receiver, conservator or statutory successor.  The expense thus incurred by the Reinsurer shall be chargeable, subject to court approval, against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

C.        In addition to the offset provisions set forth in Article XV - Offset, any debts or credits, liquidated or unliquidated, in favor of or against either party on the date of the receivership or liquidation order (except where the obligation was purchased by or transferred to be used as an offset) are deemed mutual debts or credits and shall be set off with the balance only to be allowed or paid.  Although such claim on the part of either party against the other may be unliquidated or undetermined in amount on the date of the entry of the receivership or liquidation order, such claim will be regarded as being in existence as of such date and any claims then in existence and held by the other party may be offset against it.

D.        Nothing contained in this Article is intended to change the relationship or status of the parties to this Agreement or to enlarge upon the rights or obligations of either party hereunder except as provided herein.

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ARTICLE XVIII - AMENDMENTS

This Agreement may be amended by mutual consent of the parties expressed in an addendum; and such addendum, when executed by both parties, shall be deemed to be an integral part of this Agreement and binding on the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the following dates:

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FEDERATED NATIONAL INSURANCE COMPANY

/s/ Michael H. Braun	/s/ Ronald A. Jordan
Signature Michael H. Braun	Signature Ronald A. Jordan
Print Name CEO and President	Print Name CFO
Title	Title
8/22/2017	8/22/2017
Date:	Date:

SWISS REINSURANCE AMERICA CORPORATION

/s/ Daryl Polenz	/s/ Thomas Smith
Signature Vice President	Signature Vice President
Title 08/21/2017	Title 08/21/2017
Date	Date

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SUPPLEMENT TO THE ATTACHMENTS

DEFINITION OF IDENTIFICATION TERMS USED WITHIN THE ATTACHMENTS

A.         Wherever the term "Company" or "Reinsured" or "Reassured" or whatever other term is used to designate the reinsured company or companies within the various attachments to the reinsurance agreement, the term shall be understood to mean Company or Reinsured or Reassured or whatever other term is used in the attached reinsurance agreement to designate the reinsured company or companies.

B.         Wherever the term "Agreement" or "Contract" or "Policy" or whatever other term is used to designate the attached reinsurance agreement within the various attachments to the reinsurance agreement, the term shall be understood to mean Agreement or Contract or Policy or whatever other term is used to designate the attached reinsurance agreement.

C.         Wherever the term "Reinsurer" or "Reinsurers" or "Underwriters" or whatever other term is used to designate the reinsurer or reinsurers in the various attachments to the reinsurance agreement, the term shall be understood to mean Reinsurer or Reinsurers or Underwriters or whatever other term is used to designate the reinsuring company or companies.

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INSOLVENCY FUNDS EXCLUSION CLAUSE

This Agreement excludes all liability of the Company arising by contract, operation of law, or otherwise from its participation or membership, whether voluntary or involuntary, in any insolvency fund or from reimbursement of any person for any such liability.  "Insolvency fund" includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, howsoever denominated, established or governed, which provides for any assessment of or payment or assumption by any person of part or all of any claim, debt, charge, fee, or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

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POOLS, ASSOCIATIONS AND SYNDICATES EXCLUSION CLAUSE

SECTION A

Excluding:

(a)    All Business derived directly or indirectly from any Pool, Association or Syndicate which maintains its own reinsurance facilities.

(b)    Any Pool or Scheme (whether voluntary or mandatory) formed after March 1, 1968, for the purpose of insuring Property whether on a country-wide basis or in respect of designated areas.  This Exclusion shall not apply to so-called Automobile Insurance Plans or other Pools formed to provide coverage for Automobile Physical Damage.

SECTION B

It is agreed that business, written by the Company for the same perils, which is known at the time to be insured by or in excess of underlying amounts placed in the following Pools, Associations or Syndicates, whether by way of insurance or reinsurance is excluded hereunder:

Industrial Risk Insurers (successor to Factory Insurance Association and Oil Insurance Association); Associated Factory Mutuals.

Any Pool, Association or Syndicate formed for the purpose of writing Oil, Gas or Petro-Chemical Plants and/or Oil or Gas Drilling Rigs.

United States Aircraft Insurance Group, Canadian Aircraft Insurance Group, Associated Aviation Underwriters, American Aviation Underwriters.

SECTION B does not apply:

(a)    Where the Total Insured Value over all interests of the risk in question is less than $350,000,000.

(b)    To interests traditionally underwritten as Inland Marine or Stock and/or Contents written on a Blanket basis.

(c)    To Contingent Business Interruption, except when the Company is aware that the key location is known at the time to be insured in any Pool, Association or Syndicate named above.

(d)    To risks as follows: Offices, Hotels, Apartments, Hospitals, Educational Establishments, Public Utilities (other than Railroad Schedules) and Builders Risks on the classes of risks specified in this subsection (d) only.

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POLLUTION AND SEEPAGE EXCLUSION CLAUSE

This Reinsurance does not apply to:

1.      Pollution, seepage, contamination or environmental impairment (hereinafter collectively referred to as "pollution") insurances, however styled;

2.      Loss or damage caused directly or indirectly by pollution, unless said loss or damage follows as a result of a loss caused directly by a peril covered hereunder;

3.      Expenses resulting from any governmental direction or request that material present in or part of or utilized on an insured's property be removed or modified, except as provided in 5. below;

4.      Expenses incurred in testing for and/or monitoring pollutants;

5.      Expenses incurred in removing debris, unless (A) the debris results from a loss caused directly by a peril covered hereunder, and (B) the debris to be removed is itself covered hereunder, and (C) the debris is on the insured's premises, subject, however, to a limit of $5,000 plus 25% of (i) the property damage loss, any risk, any one location, any one original insured, and (ii) any deductible applicable to the loss;

6.      Expenses incurred to extract pollutants from land or water at the insured's premises unless (A) the release, discharge, or dispersal of pollutants results from a loss caused directly by a peril covered hereunder, and (B) such expenses shall not exceed $10,000;

7.      Loss of income due to any increased period of time required to resume operations resulting from enforcement of any law regulating the prevention, control, repair, clean-up or restoration of environmental damage;

8.      Claims under 5. and/or 6. above, unless notice thereof is given to the Company by the insured within 180 days after the date of the loss occurrence to which such claims relate.

"Pollutants" means any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapor, soot, fumes, acids, alkalis, chemicals and waste.  Waste includes materials to be recycled, reconditioned or reclaimed.

Where no pollution exclusion has been accepted or approved by an insurance regulatory authority for use in a policy that is subject to this Agreement or where a pollution exclusion that has been used in a policy is overturned, either in whole or in part, by a court having jurisdiction, there shall be no recovery for pollution under this Agreement unless said pollution loss or damage follows as a result of a loss caused directly by a peril covered hereunder.

Nothing herein shall be deemed to extend the coverage afforded by this reinsurance to property or perils specifically excluded or not covered under the terms and conditions of the original policy involved.

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NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE - U.S.A.

N.M.A. 1119

1.     This Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

2.     Without in any way restricting the operation of paragraph 1. of this Clause, this Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

I.        Nuclear reactor power plants including all auxiliary property on the site, or

II.        Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and critical facilities as such, or

III.       Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material," and for reprocessing, salvaging, chemically separating, storing or disposing of spent nuclear fuel or waste materials, or

IV.      Installations other than those listed in paragraph 2. III. above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3.     Without in any way restricting the operation of paragraphs 1. and 2. of this Clause, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith, except that this paragraph 3. shall not operate:

(a)    where the Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

(b)    where the said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused.  However, on and after 1st January, 1960, this sub-paragraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

4.     Without in any way restricting the operation of paragraphs 1., 2. and 3. of this Clause, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5.     It is understood and agreed this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

N.M.A. 1119

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6.     The term "special nuclear material" shall have the meaning given to it by the Atomic Energy Act of 1954 or by any law amendatory thereof.

7.     Reassured to be sole judge of what constitutes:

(a)    substantial quantities, and

(b)    the extent of installation, plant or site.

NOTE: - Without in any way restricting the operation of paragraph 1. hereof, it is understood and agreed that

(a)    all policies issued by the Reassured on or before 31st December, 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31st December, 1960 whichever first occurs whereupon all the provisions of this Clause shall apply,

(b)    with respect to any risk located in Canada policies issued by the Reassured on or before 31st December, 1958 shall be free from the application of the other provisions of this Clause until expiry date or 31st December, 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

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NUCLEAR INCIDENT EXCLUSION CLAUSE - REINSURANCE - NO. 4

1.     This Reinsurance does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

2.     Without in any way restricting the operations of Nuclear Incident Exclusion Clauses, - Liability, - Physical Damage, - Boiler and Machinery and paragraph 1. of this Clause, it is understood and agreed that for all purposes of the reinsurance assumed by the Reinsurer from the Reinsured, all original insurance policies or contracts of the Reinsured (new, renewal and replacement) shall be deemed to include the applicable existing Nuclear Clause and/or Nuclear Exclusion Clause(s) in effect at the time and any subsequent revisions thereto as agreed upon and approved by the Insurance Industry and/or a qualified Advisory or Rating Bureau.

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POLLUTION LIABILITY EXCLUSION CLAUSE - REINSURANCE

This Reinsurance excludes:

(1)    Any loss occurrence arising out of the actual, alleged or threatened discharge, dispersal, release or escape of pollutants:

a)     At or from premises owned, rented or occupied by an original assured; or

b)     At or from any site or location used for the handling, storage, disposal, processing or treatment of waste; or

c)     Which are at any time transported, handled, stored, treated, disposed of, or processed as waste; or

d)     At or from any site or location on which any original assured is performing operations:

(i)        If the pollutants are brought on or to the site or location in connection  with such operations; or

(ii)       If the operations are to test for, monitor, clean up, remove, contain, treat, detoxify or neutralize the pollutants.

(2)    Any liability, loss, cost or expense arising out of any governmental direction or request to test for, monitor, clean up, remove, contain, treat, detoxify or neutralize pollutants.

"Pollutants" means any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapor, soot, fumes, acids, alkalis, chemicals and waste.  Waste includes materials to be recycled, reconditioned or reclaimed.

Subparagraphs a) and d)(i) of paragraph (1) of this exclusion do not apply to loss occurrences caused by heat, smoke or fumes from a hostile fire. As used herein, "hostile fire" means one which becomes uncontrollable or breaks out from where it was intended to be.

"Original assured" as used herein means all insureds as defined in the policy issued by the Company.

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NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE - U.S.A.

N.M.A. 1590

1.      This reinsurance does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

2.     Without in any way restricting the operation of paragraph 1. of this Clause it is understood and agreed that for all purposes of this reinsurance all the original policies of the Reassured (new, renewal and replacement) of the classes specified in Clause II. in this paragraph 2. from the time specified in Clause III. in this paragraph 2. shall be deemed to include the following provision (specified as the Limited Exclusion Provision):

LIMITED EXCLUSION PROVISION*

    I.           It is agreed that the policy does not apply under any liability  coverage, to injury, sickness, disease, death or destruction, bodily injury or property damage with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability.

   II.           Family Automobile Policies (liability only), Special Automobile Policies (private passenger automobiles, liability only), Farmers Comprehensive Personal Liabilities Policies (liability only), Comprehensive Personal Liability Policies (liability only) or policies of a similar nature; and the liability portion of combination forms related to the four  classes of policies stated above, such as the Comprehensive Dwelling Policy and the applicable types of Homeowners Policies.

  III.           The inception dates and thereafter of all original policies as described in II. above, whether new, renewal or replacement, being policies which either

(a)          become effective on or after 1st May, 1960, or

(b)          become effective before that date and contain the Limited Exclusion Provision set out above; provided this paragraph 2. shall not be applicable to Family Automobile Policies, Special Automobile Policies, or policies or combination policies of a similar nature, issued by the Reassured on New York risks, until 90 days following approval of the Limited Exclusion Provision by the Governmental Authority having jurisdiction thereof.

3.     Except for those classes of policies specified in Clause II. of paragraph 2. and without in any way restricting the operation of paragraph 1. of this Clause, it is understood and agreed that for all purposes of this reinsurance the original liability policies of the Reassured (new, renewal and replacement) affording the following coverages:

2012 JULY 1

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Owners, Landlords and Tenants Liability, Contractual Liability, Elevator Liability, Owners or Contractors (including railroad) Protective Liability, Manufacturers and Contractors Liability, Product Liability, Professional and Malpractice Liability, Storekeepers Liability, Garage Liability, Automobile Liability (including Massachusetts Motor Vehicle or Garage Liability)

shall be deemed to include with respect to such coverages, from the time specified in Clause V. of this paragraph 3., the following provision (specified as the Broad Exclusion Provision):

BROAD EXCLUSION PROVISION*

It is agreed that the policy does not apply:

  I.              Under any Liability Coverage to injury, sickness, disease, death or destruction, bodily injury or property damage

(a)        with respect to which an insured under the policy is also an insured under nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or

(b)        resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (2) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

 II.              Under any Medical Payments Coverage, or under any Supplementary Payments Provision relating to immediate medical or surgical relief, first aid, to expenses incurred with respect to bodily injury, sickness, disease or death, bodily injury resulting from the hazardous properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization.

III.              Under any Liability Coverage, to injury, sickness, disease, death or destruction, bodily injury or property damage resulting from the hazardous properties of nuclear material, if

(a)         the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (2) has been discharged or dispersed therefrom;

(b)         the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or

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(c)         the injury, sickness, disease, death or destruction, bodily injury or property damage arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories, or possessions or Canada, this exclusion (c) applies only to injury to or destruction of property at such nuclear facility, property damage to such nuclear facility and any property thereat.

 IV.           As used in this endorsement:

"hazardous properties" include radioactive, toxic or explosive properties; "nuclear material" means source material, special nuclear material or byproduct material; "source material," "special nuclear material," and "byproduct material" have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof; "spent fuel" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor; "waste" means any waste material (1) containing byproduct material other than the tailings or wastes produced by the extraction or concentration of uranium or thorium from any ore processed for its source material content and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (a) or (b) thereof; "nuclear facility" means

(a)         any nuclear reactor,

(b)         any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,

(c)         any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

(d)         any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations; "nuclear reactor" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material; with respect to injury to or destruction of property, the word "injury" or "destruction" includes all forms of radioactive contamination of property; "property damage" includes all forms of radioactive contamination of property.

  V.           The inception dates and thereafter of all original policies affording coverages specified in this paragraph 3., whether new, renewal or replacement, being policies which become effective on or after 1st May, 1960, provided this paragraph 3. shall not be applicable to

(i)     Garage and Automobile Policies issued by the Reassured on New York risks, or

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(ii)        Statutory liability insurance required under Chapter 90, General Laws of Massachusetts,

until 90 days following approval of the Broad Exclusion Provision by the Governmental Authority having jurisdiction thereof.

4.     Without in any way restricting the operations of paragraph 1. of this Clause, it is understood and agreed that paragraphs 2. and 3. above are not applicable to original liability policies of the Reassured in Canada, and that with respect to such policies, this Clause shall be deemed to include the Nuclear Energy Liability Exclusion Provisions adopted by the Canadian Underwriters' Association or the Independent Insurance Conference of Canada.

*NOTE:

The words printed in BOLD TYPE in the Limited Exclusion Provision and in the Broad Exclusion Provision shall apply only in relation to original liability policies which include a Limited Exclusion Provision or a Broad Exclusion Provision containing those words.

EFFECTIVE: JULY 1, 2017	4
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TERRORISM EXCLUSION CLAUSE (USA) – REINSURANCE (PROPERTY)

Notwithstanding any provision to the contrary within this Agreement or any endorsement thereto, this reinsurance Agreement does not cover any loss, damage or expense of whatsoever nature directly or indirectly caused by, resulting from, arising out of or in connection with any act of terrorism in the United States of America, regardless of any other cause contributing concurrently or in any other sequence to the loss, damage or expense.

For the purpose of this exclusion, terrorism means any actual or threatened violent act or act harmful to human life, tangible or intangible property or infrastructure, directed towards or having the effect of (a) influencing or protesting against any de jure or de facto government or policy thereof or (b) intimidating, coercing or putting in fear a civilian population or section thereof.

In any action, suit or other proceedings where the reinsurer alleges that by reason of this exclusion a loss, damage or expense is not covered by this reinsurance Agreement, the burden of proving that such loss, damage or expense is covered shall be upon the Company.

TERRUSA-PROP

EFFECTIVE: JULY 1, 2017	1
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TERRORISM EXCLUSION CLAUSE (USA) – REINSURANCE (CASUALTY)

Notwithstanding any provision to the contrary within this Agreement or any endorsement thereto, this reinsurance Agreement does not cover any liability, loss, cost or expense of whatsoever nature directly or indirectly caused by, resulting from, arising out of or in connection with any act of terrorism in the United States of America, regardless of any other cause contributing concurrently or in any other sequence to the liability, loss, cost or expense.

For the purpose of this exclusion, terrorism means any actual or threatened violent act or act harmful to human life, tangible or intangible property or infrastructure, directed towards or having the effect of (a) influencing or protesting against any de jure or de facto government or policy thereof or (b) intimidating, coercing or putting in fear a civilian population or section thereof.

In any action, suit or other proceedings where the reinsurer alleges that by reason of this exclusion a liability, loss, cost or expense is not covered by this reinsurance Agreement, the burden of proving that such liability, loss, cost or expense is covered shall be upon the Company.

TERRUSA-CAS

EFFECTIVE: JULY 1, 2017	1
P17-0089		POR1238172
7/19/2017 3:05 PM.v2